                     HOLCO MORTGAGE ACCEPTANCE CORPORATION-I
                        220 WEST COLFAX STREET, SUITE 200
                            SOUTH BEND, INDIANA 46601

                                      PROXY

The undersigned hereby appoints Wallace F. Holladay, John T. Phair, Kevin C. Horton, Kevin J. Butler and Joseph V. Simeri as Proxies, each with power of substitution, and hereby authorizes them to represent and to vote as designated below, all of the shares of common stock of HOLCO MORTGAGE ACCEPTANCE CORPORATION-I held on the record by the undersigned on April 19, 1996 at the Annual Meeting of Stockholders to be held on June 7, 1996, or at any adjournment thereof.

1.   Election of Directors:

     ________ For all nominees listed below (except as marked to the contrary below).

     ________  Withhold authority to vote for all nominees listed below.

     (Instruction: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

     ________ Wallace F. Holladay       ________ John T. Phair

     ________ Kevin C. Horton           ________ Kevin J. Butler

     ________ Joseph V. Simeri

2. Proposal to ratify the reappointment of McGladrey & Pullen as the independent public accountants of the Corporation.

     _____ For      _____ Against       _____ Abstain

3. In their decision, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                          ____________________________________

Signature, if held jointly:         ____________________________________

Dated:                              ______________________________, 1996

                     HOLCO MORTGAGE ACCEPTANCE CORPORATION-I
                        220 West Colfax Street, Suite 200
                            South Bend, Indiana 46601



                    Notice of Annual Meeting of Stockholders
                             To Be Held June 7, 1996


To the Stockholders of
  Holco Mortgage Acceptance Corporation-I:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Holco Mortgage Acceptance Corporation-I, a Delaware corporation (hereinafter, the "Corporation"), will be held at the offices of the Corporation, 220 West Colfax Street, Suite 200, South Bend, Indiana 46601 on the 7th day of June 1996 at 9:00 a.m., for the following purposes:

     1. To elect five directors to serve until the Annual Meeting of Stockholders in 1997 or until their successors are elected and qualified. Management's nominees are listed below:

          Wallace F. Holladay
          John T. Phair
          Kevin C. Horton
          Kevin J. Butler
          Joseph V. Simeri

     2.   To  consider  and act upon a proposal to ratify the  reappointment  of
          McGladrey  &  Pullen  as   independent   public   accountants  of  the
          Corporation.

     3. To transact such other business as may properly come before the meeting.

     The stock transfer books of the Corporation will not be closed and, in lieu thereof, the close of business on April 19, 1996 has been fixed as the date of record for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders entitled to vote at said meeting will be available at the Corporation's offices at 220 West Colfax Street, Suite 200, South Bend, Indiana for a period of 10 days prior to the meeting.

         Stockholders are cordially invited to attend the meeting in person. Every stockholder (whether he owns one or more shares and whether or not he intends to attend the meeting in person) who wishes to vote with respect to matters coming before the meeting is requested by Management to fill in, sign, date and return promptly the enclosed proxy. Your compliance with this request will enable the Corporation to avoid unnecessary expenses and delay.

                                        By Order of the Board of Directors



                                        /s/ John T. Phair
                                        ----------------------------------
                                        John T. Phair
                                        Vice President & Treasurer
                                        Holco Mortgage Acceptance Corporation-I


South Bend, Indiana
April 19, 1996

                     HOLCO MORTGAGE ACCEPTANCE CORPORATION-I

                                 PROXY STATEMENT

                             Solicitation of Proxies

                         Annual Meeting of Stockholders
                           To Be Held on June 7, 1996


     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders of the Corporation to be held at 220 West Colfax Street, Suite 200, South Bend, Indiana on June 7, 1996 at 9:00 a.m. for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to stockholders on or about April 19, 1996.

     The Annual Report of the Corporation for the calendar year 1995 mailed to stockholders herewith is not considered part of the proxy soliciting materials.

     The accompanying form of proxy, in ballot form, has been prepared at the direction of the Board of Directors and is sent to you at its request. The Proxies named therein have been designated by the Management.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 220 West Colfax Street, Suite 200, South Bend, Indiana 46601 (Mailing Address: P.O. Box 926, South Bend, IN 46624-0926) in writing of such revocation prior to the Annual Meeting. A proxy, when executed and not so revoked, will be voted, and, if it contains any specification, will be voted in accordance therewith; provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors, as stated on the form of proxy and in this proxy statement.

     The solicitation will be conducted by mail, except that in a limited number of instances, proxies may be solicited by the executive officers or directors of the Corporation personally, by telephone or by telegram. The Corporation will not pay any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay expenses of persons holding shares in their name, or those of their nominees, for sending proxies and proxy materials to principals. The entire cost of the solicitation will be borne by the Corporation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The voting securities of the Corporation consist of 563,750 shares of Common Stock, issued and outstanding as of April 19, 1996, each of which is entitled to one vote. Only holders of Common Stock of record at the close of business on April 19, 1996 are entitled to notice of and to vote with respect to this solicitation. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum.

     As of April 19, 1996, there were no beneficial owners of more than 5% of the Corporation's outstanding voting securities and none of the Corporation's Common Stock was beneficially owned by any of the Corporation's directors.


                              ELECTION OF DIRECTORS

     Five directors are to be elected at the Annual Meeting to hold office until the Corporation's Annual Meeting in 1997 or until their successors are elected and qualified. The persons named in the accompanying form of proxy will vote the shares represented by all executed proxies which are received for the election of Management's nominees hereinafter named, unless authority to do so is withheld on the proxy. All nominees are presently members of the Board of Directors, and there are currently no vacancies on the Board of Directors.

     Management has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingencies should arise, it is the intention of the persons named in such accompanying form of proxy to vote on such matters in accordance with their best judgment.

     The following table sets forth certain information about each director whose term expires on June 7, 1996. Except as otherwise indicated, each nominee has held his present principal occupation for the past five years. There are no family relationships between any nominee, director or executive officer of the Corporation.




                                         Date
Name, Age, Principal       Office        Became
    Occupation              Held        Director          Other Directorships
- --------------------      ---------     --------      --------------------------

Wallace F. Holladay,      President                   Virginia Roofing Company
 74, President and        and                         Brandywine Sand & Gravel
 sole shareholder of      Chairman                    Allied Capital
   The Holladay           of the                      Corporation
   Corporation            Board          08/19/87     Holco Mortgage Acceptance
                                                      Corporation-II
                                                      Holco Mortgage Acceptance
                                                      Corporation-III

John T. Phair, 46,                                    MBS Group
 Vice President/                                      Holco Mortgage Acceptance
 General Manager of       Director                    Corporation-II
   The Holladay           and Vice                    Holco Mortgage Acceptance
   Corporation -          President/                  Corporation-III
 Midwest Division         Treasurer      08/19/87

Kevin C. Horton, 40,
 City Controller,
South Bend, IN since
1992.  President of
HC Mortgage Company
   since 1984
Director of Economic     Director                    Holco Mortgage Acceptance
Development, City of     and Vice                    Corporation-II
  South Bend, IN         President/                  Holco Mortgage Acceptance
 from 1978 to 1984       Secretary       08/19/87    Corporation-III

Kevin J. Butler, 56,
     Partner -
Butler & Simeri P.C
 Attorneys at Law        Director        08/19/87

Joseph V. Simeri, 56,
     Partner -
Butler & Simeri P.C
 Attorneys at Law        Director        02/18/88



     The Corporation does not have standing audit, nominating or compensation committees of the Board of Directors. The Board of Directors of the Corporation did not hold any regular or special meetings during the period January 1, 1995 through December 31, 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 26, 1987, the Corporation acquired 14 Multifamily GNMA Certificates from HC Mortgage Company, Inc. The Corporation is affiliated with HC Mortgage Company, Inc. through common directors and executive officers, and HC Mortgage Company, Inc. is majority-owned by Mr. Holladay. In connection with such transaction, the Corporation paid HC Mortgage Company, Inc. a mortgage commitment fee of $364,000. In addition, the Corporation currently pays HC Mortgage Company, Inc. a monthly management fee of $514. The management fee has been reduced from $2,500 per month as a result of prepayments of GNMA Certificates due to defaults by the mortgagor's inability to fulfill the mortgage commitment underlying the GNMA Certificate. The management fee will continue to be reduced in proportion to the reduction in cash flow occurring when any Multifamily GNMA Certificate is prepaid, disposed of or fully amortized. The management fee for the period ended December 31, 1995 was $26,168, including Operation Expense Loans, and interest thereon, due HC Mortgage Company, Inc. for the year ended 12/31/95.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Corporation have not and will not receive any compensation, stock options or benefit pension plans from the Corporation for services rendered in all capacities.

     In order to comply with American Stock Exchange listing requirements, every corporation whose securities are listed on the American Stock Exchange must have two independent directors on its Board of Directors. The Corporation will pay each of its independent directors a director's fee of $200 per Board of Directors' meeting, not to exceed $1,000 per year.


                             APPOINTMENT OF AUDITORS

     It is proposed that the stockholders ratify the reappointment of McGladrey & Pullen as independent public accountants of the Corporation for the calendar year ending December 31, 1996. McGladrey & Pullen have examined the financial statements of the Corporation continuously since the Corporation's date of incorporation. A representative of McGladrey & Pullen will be present at the Annual Meeting with the opportunity to make any statement if such representative desires to do so and to respond to appropriate questions.


                        PROPOSAL OF CERTAIN STOCKHOLDERS

     As of April 19, 1996, there have not been any stockholder proposals submitted to the Corporation.



                OTHER BUSINESS AT ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of the Annual Meeting of Stockholders. Should any other business requiring the vote of stockholders properly arise, the enclosed form of proxy gives discretionary authority to the persons named in the proxy to vote in accordance with their best judgment on such matters.


                            PROPOSALS OF STOCKHOLDERS

     All proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Corporation (Attention:
Corporate Secretary) no later than December 31, 1996 to be considered for inclusion in the Corporation's 1997 proxy materials relating to that matter.

     The Corporation will provide a copy of its Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1995, without charge to each stockholder, upon written request, including a representation that he was a beneficial holder of Common Stock of the Corporation on April 19, 1996, to Mr. Kevin Horton, Secretary, Holco Mortgage Acceptance Corporation-I, 220 West Colfax Street, Suite 200, P.O. Box 926, South Bend, Indiana 46624-0926.

                                           By Order of the Board of Directors




                                         /s/ John T. Phair
                                         ---------------------------------------
                                         John T. Phair
                                         Vice President & Treasurer
                                         Holco Mortgage Acceptance Corporation-I


South Bend, Indiana
April 19, 1996